EXHIBIT 10.1

Ellett Brothers
------------------                                                  Page1 of 1
____ As All Outdoors                                          P.O. Date 12/16/02

                                 PURCHASE ORDER

ELLET BROTHERS, INC.  267 COLUMBIA AVE.                               P.O.NUMBER
         CHAPIN, S.C. 26038-8322                                        045856
PHONE: 803-345-3751    FAX: 803-345-1820


TO:   AMERICAN AMMUNITION        SHIP TO:   ELLET BROTHERS
      3545 NW 71ST STREET                   267 COLUMBIA AVE.
      MIAMI    FL   33147-6517              CHAPIN, S.C. 26038-0128

         Ph:    305-835-7800                                B.E. Elrod ext.2387
         Fax:  305-894-0037                                 Buyer    05


Vendor Code  Payment Terms    F.F. License No.     Diver I.D.  Taxable  Ship Via      FOB Freight
-----------------------------------------------------------------------------------------------------
103355       Net 20           1-57-063-01-5635240  Stockroom   Yes      NOT ASSIGNED  Origin, Prepaid

Lots  Due       Description             Vendor Part No.  EB Part No.   Qty Open  DOM
No.   Date
--------------------------------------------------------------------------------------
10    12/16/02  AAM 273 45GR FMJ56R06   223C3            0308248       11000.000 BX
20    12/16/02  AAM 32 CARB 110GRFMJ    30110C3          0305072        7500.000 BX
30    12/16/02  AAM 32ACF 71G FMJ       AA3271C3         0307448        7500.000 BX
40    12/16/02  AAM 38SP 138G RNL       AA38SBRNL        0308805       12500.000 BX
50    12/16/02  AAM 38SP 150G TMJFF     AA3858C3FF       0308808        5000.000 BX
60    12/16/02  AAM 380 85GR FMJ        AAJ8095C3        0307445       10000.000 BX
70    12/16/02  AAM 40 S&W 180G TWFP    AA4016C3FP       0305807       22000.000 BX
80    12/16/02  AAM 45ACP Z30FMJ        AA4530C3         0306771       55000.000 BX
90    12/16/02  AAM 9MM 115 FMU         9M15C300102      0306265       55000.000 BX

****************************************************************
BLANKET ORDER FOR 2003 TO BE RELEASED AGAINST ONLY BY DONNA
MATTHEWS OR BILL ELROD


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Instructions to Supplier                            Total P.O. Amount $1,002,825